Exhibit 32.1
906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-K of E World Interactive, Inc. for the Year Ended December 31, 2010, I, Gerry Shirren, Secretary, Director, Chief Financial Officer, and Chief Accounting Officer of E World Interactive, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   This Annual Report on Form 10-K for the year ended December 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in this Annual Report on Form 10-K for the year ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of E World Interactive, Inc.

Dated:  April 20, 2011

E WORLD INTERACTIVE, INC.

By: /s/ Gerry Shirren
      Secretary, Director,
      Principal Executive and
      Principal Financial Officer